Non-current assets held-for-sale	12 Months Ended
Dec. 31, 2023
Non-current assets or disposal groups classified as held for sale or as held for distribution to owners [abstract]
Non-current assets held-for-sale	Non-current assets held for sale
The balance of non-current assets held for sale comprises assets originally received as collateral for loans and advances to customers, which were repossessed. The amount of real state held for sale on December 31, 2023 was R$ 174,355 (December 31, 2022: R$ 166,943).